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                                                                     Exhibit 4.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated September 23, 2004 in the Amendment No. 1 to the Registration Statement (File No. 333-117587) and related Prospectus of Claymore Securities Defined Portfolios, Series 186.


                                     /s/ Grant Thornton LLP
                                     ----------------------
                                     GRANT THORNTON LLP


Chicago, Illinois
September 23, 2004